                                   THE STRONG
                                ADVANTAGE FUND II
                        ANNUAL REPORT o DECEMBER 31, 1996

                                TABLE OF CONTENTS


INVESTMENT REVIEW
     The Strong Advantage Fund II ......................................   2


FINANCIAL INFORMATION
     Schedule of Investments in Securities .............................   4

     Statement of Operations ...........................................   5

     Statement of Assets and Liabilities ...............................   5

     Statement of Changes in Net Assets ................................   5

     Notes to Financial Statements .....................................   6


FINANCIAL HIGHLIGHTS ...................................................   8

REPORT OF INDEPENDENT ACCOUNTANTS ......................................   8


                                  [STRONG LOGO]

                         STRONG FUNDS DISTRIBUTORS, INC.
                                  P.O. Box 2936
                           Milwaukee, Wisconsin 53201
                           http://www.strong-funds.com
                  Strong Funds are offered by prospectus only.

THE STRONG ADVANTAGE FUND II

THE STRONG ADVANTAGE FUND II SEEKS CURRENT INCOME WITH A VERY LOW DEGREE OF SHARE-PRICE FLUCTUATION.

The Strong Advantage Fund II seeks current income with a very low degree of share-price fluctuation. The Fund invests primarily in ultra short-term, investment-grade debt obligations, and its average effective portfolio maturity will normally be one year or less.

PERFORMANCE WRAP-UP FOR 1996
The Strong Advantage Fund II posted a total return in 1996 of 4.92%, which compared favorably with the 4.79% total return achieved by the average money market fund as tracked by the Lipper Money Market Funds Average. (Of course, unlike a money fund, the Advantage Fund's share price will vary. The Fund also has a slightly longer maturity and may invest in lower quality bonds than can money funds.) The Fund slightly underperformed its peer group, as measured by the Lipper Ultra Short Obligation Average, which returned 5.29% for the period.(1)*

ASSET ALLOCATION
Based on net assets as of 12-31-96
[PIE CHART]

Corporate Bonds                    47.9%
Non-Agency Mortgage
  and Asset-Backed Securities      35.7%
Short-Term Investments             16.4%


SHORT-TERM RATES ROSE ON STRONGER ECONOMIC DATA
Short-term interest rates ended higher in 1996, with most of the increase taking place in the first quarter of the year. Going into February 1996, rates were down and longer-term bond prices were riding high, reflecting expectations for tepid economic growth, and optimistic projections for everything from a balanced budget agreement to meaningful progress on a potential "flat tax" package.

As of 12-31-96

   30-Day Annualized Yield(2)          1.70%

   Average Maturity                    0.24 years

   Average Quality Rating(3)             A

This euphoria abruptly reversed when February's employment report was dramatically stronger than expected, indicating that the economy might be growing faster than consensus expectations. This report, and subsequent data which also suggested that the economy was strengthening, prompted investors to anticipate rising interest rates, resulting in a sharp price correction, particularly on longer-term bonds. This correction continued, in fits and starts, through August.

Rates remained basically unchanged through the third quarter, and declined somewhat in the fourth quarter as economic data indicated that the economy's growth was not inducing meaningfully higher levels of inflation.


OUR STRATEGY: STAY THE COURSE
The Fund's ultra-short maturity helped shield the Fund from the majority of the market turbulence that followed in the wake of the first quarter's surprising economic data. Also helpful was our emphasis on income generation - lower-quality, high-yield bonds, in which we are able to invest on a limited basis, are typically less affected by interest rate changes than their higher-quality counterparts.

Because the portfolio was well positioned to weather the ripples that affected the short end of the market, we made few changes to the Fund's asset allocation during the period. Toward the end of the year, we modified the Fund's sector allocation modestly to increase our weighting in corporate bonds. This was done in response to the issuance of bank and finance securities with very attractive yields. As a result, we were able to enhance the Fund's income earning power without adding a significant amount of credit risk.

WE EXPECT RATES TO STAY NEAR THEIR CURRENT LEVEL
While economic indicators continue to suggest modest economic growth, there appears to be little evidence of pent-up demand or a ground swell of underlying strength that could lead to higher inflation long term. Therefore, we expect the market to continue to focus on short-term data, leading to ups and downs within a fairly confined range.

Such a choppy rate environment would likely prompt us to maintain an average maturity near our current, moderate position, and to look for value on an individual bond basis. As always, we will focus on those bonds that we believe will enable us to maintain our yield advantage over money funds without adding to potential share-price volatility.

Thank you for your investment in the Strong Advantage Fund II. We appreciate your continued confidence.

Sincerely,

/s/ Jeffrey A. Koch
Jeffrey A. Koch
Portfolio Manager
[PHOTO OF JEFFREY A. KOCH]

--------------------------------------------------------------------------------
                                                AVERAGE ANNUAL TOTAL RETURNS(1)
                                                As of 12-31-96

                                                1-year           4.92%

                                                Since Inception  5.24%
                                                (on 11-30-95)

GROWTH OF AN ASSUMED $10,000 INVESTMENT
From 11-30-95 to 12-31-96
[GRAPH]
                                   Saloman Brothers       Lipper Ultra
                                   1-Year Treasury            Short
                 The Strong        Benchmark-on-the       Obligations
               Advantage Fund II       Run Index*            Average*
10-95             10,000                 10,000              10,000
12-95             10,076                 10,061              10,056
3-96              10,168                 10,170              10,164
6-96              10,357                 10,303              10,286
9-96              10,502                 10,461              10,436
12-96             10,572                 10,630              10,588

This graph,  provided in  accordance  with SEC  regulations,  compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Salomon Brothers 1-Year Treasury Benchmark-on-the-Run Index ("1-Year Treasury Bill") and the Lipper Ultra Short Obligation Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performance was prorated for the month of November 1995.
--------------------------------------------------------------------------------

* The Lipper Money Market Funds Index is an equally-weighted performance index, adjusted for capital gains and distributions and income dividends of the largest qualifying funds in this Lipper category. The Salomon Brothers 1-Year Treasury Bill Index is an unmanaged index generally representative of the average yield of 1-Year Treasury Bills. The Lipper Ultra Short Obligation Average represents funds that invest at least 65% of assets in investment-grade debt issues, or better, and maintains a portfolio dollar-weighted average maturity between 91 days and 365 days. Source of the Salomon index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses from the Fund's return quotations has the effect of decreasing the performance quoted.

2 Yield is annualized for the 30 days ended 12-31-96, is historical, and will vary. The Fund's Advisor temporarily waived 0.60% in management fees and absorbed 0.68% in expenses for the Fund. Otherwise, the yield would have been 0.42% and returns would have been lower.

3 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

SCHEDULE OF INVESTMENTS IN SECURITIES                          December 31, 1996
--------------------------------------------------------------------------------

                                                   PRINCIPAL     VALUE
                                                     AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
CORPORATE BONDS 47.9%
American Reinsurance Corporation Senior
  Subordinated Debentures, 10.875%, Due 9/15/04    $20,000     $ 21,548
American Standard, Inc. Senior Debentures,
  11.375%, Due 5/15/04                              20,000       21,550
Bank of Scotland Variable Rate Subordinated
  Notes, 6.50%, Due 8/29/49                         40,000       39,950
Cablevision Industries Corporation Senior Notes,
  10.75%, Due 1/30/02                               20,000       21,147
Caesars World, Inc. Senior Subordinated
  Debentures, 8.875%, Due 8/15/02                   20,000       20,850
Citicorp Floating Rate Notes, 6.50%, Due 5/01/04    13,000       13,082
First Bank System, Inc. Floating Rate Subordinated
  Notes, 5.6875%, Due 11/30/10 (Putable at 100
  on 11/30/00)                                      20,000       20,122
Global Marine, Inc. Senior Secured Notes, 12.75%,
  Due 12/15/99                                      25,000       27,000
Hook-SupeRx, Inc. Senior Notes, 10.125%,
  Due 6/01/02                                       20,000       21,243
NBD Bancorp, Inc. Floating Rate Subordinated
  Notes, 5.75%, Due 12/18/05                        25,000       24,932
Tele Communications, Inc. Medium Term Notes,
  Tranche #59, 6.293%, Due 12/20/00                 25,000       24,672
Wolverine Tube, Inc. Senior Subordinated Notes,
  10.125%, Due 9/01/02                              24,000       25,320
                                                               --------
TOTAL CORPORATE BONDS (COST $280,357)                           281,416

NON-AGENCY MORTGAGE & ASSET-BACKED
 SECURITIES 35.7%
Fund America Investors Corporation Variable Rate
  Senior Pass-Thru Certificates, Series 1993-A,
  Class A-1, 7.4588%, Due 6/25/23                   21,426       22,149
Merrill Lynch Mortgage Investors, Inc. Variable
  Rate Senior Subordinated Pass-Thru
  Certificates, Series 1994-F, Class M, 6.375%,
  Due 4/15/19                                       25,000       24,145
Morgan Stanley Capital I, Inc. Collateralized
  Mortgage Obligations, Series 86-C, Class C-4,
  9.00%, Due 5/01/16                                18,780       19,158
RTC Mortgage Pass-Thru Securities, Inc.,
  Series 1991-7, Class A, 7.75%, Due 12/25/18       19,778       19,395
RTC Variable Rate Mortgage Pass-Thru
  Securities, Inc., Series 1992-6:
  Class A-3, 7.6529%, Due 1/25/26                   30,557       31,092
  Class B-9, 6.2975%, Due 11/25/26                  30,042       30,156
Ryland Mortgage Securities Corporation Mortgage
  Participation Securities, Series 1991-1, 7.2832%,
  Due 3/25/20                                       22,466       22,940
Ryland Mortgage Securities Corporation Variable
  Rate Mortgage Participation Securities,
  Series 1992-3, Class A-2, 7.3675%, Due 6/25/20    21,434       21,648
Suncoast Collateralized Mortgage Obligation
  Trust III, Class C, 8.75%, Due 2/27/18            18,858       18,969
                                                               --------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES (COST $208,355)                                    209,652


SHORT-TERM INVESTMENTS (a) 15.8%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc.,
  5.51%                                             28,300       28,300
Johnson Controls, Inc., 5.53%                       28,300       28,300
Pitney Bowes Credit Corporation, 5.51%              28,300       28,300
Wisconsin Electric Power Company, 5.55%              7,900        7,900
                                                               --------
TOTAL SHORT-TERM INVESTMENTS (COST $92,800)                      92,800
                                                               --------
TOTAL INVESTMENTS IN SECURITIES
  (COST $581,512) 99.4%                                         583,868
Other Assets and Liabilities, Net 0.6%                            3,747
                                                               --------
NET ASSETS 100.0%                                              $587,615
                                                               ========


                                                 PERCENTAGE OF
 INDUSTRY DIVERSIFICATION                         NET ASSETS
--------------------------------------------------------------------------------
 Non-Agency Single Family ...........................  24.0%
 Bank - Regional ....................................  10.2
 Diversified Operations .............................   8.5
 Insurance - Property & Casualty ....................   8.5
 Media - Radio/TV ...................................   7.8
 Non-Agency Asset-Backed ............................   7.6
 Office Automation ..................................   4.8
 Oil - North American Integrated ....................   4.6
 Bank - Super Regional ..............................   4.3
 Metal Products and Fabrication .....................   4.3
 Non-Agency Manufactured Housing ....................   4.1
 Retail - Drug Store ................................   3.6
 Leisure Service ....................................   3.6
 Bank - Money Center ................................   2.2
 Electric Power .....................................   1.3
 Other Assets and Liabilities, Net ..................   0.6
                                                      -----
 Total                                                100.0%
                                                      =====

                                                 PERCENTAGE OF
 COUNTRY DIVERSIFICATION                          NET ASSETS
--------------------------------------------------------------------------------
 United States ......................................  92.6%
 United Kingdom .....................................   6.8
 Other Assets and Liabilities, Net ..................   0.6
                                                      -----
 Total                                                100.0%
                                                      =====

 LEGEND
 ------
(a) Short-term investments include any security which has a maturity of less than one year.

Percentages are stated as a percent of net assets.

                       See notes to financial statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1996

INTEREST INCOME                                                        $37,547

EXPENSES:
   Investment Advisory Fees                                              3,429
   Custodian Fees                                                        1,022
   Professional Fees                                                     4,416
   Reports to Shareholders                                               6,505
   Other                                                                 1,605
                                                                       -------
   Total Expenses before Waivers & Absorptions                          16,977
   Involuntary Waivers & Absorptions by Advisor                         (5,126)
                                                                       -------
   Expenses, Net                                                        11,851
                                                                       -------
NET INVESTMENT INCOME                                                   25,696

REALIZED AND UNREALIZED GAIN:
    Net Realized Gain on Investments                                     2,188
    Change in Unrealized Appreciation/Depreciation on Investments        1,097
                                                                       -------
NET GAIN                                                                 3,285
                                                                       -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $28,981
                                                                       =======

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1996

ASSETS:
   Investments in Securities, at Value (Cost of $581,512)             $583,868
   Interest Receivable                                                   6,451
   Other Assets                                                             97
                                                                      --------
   Total Assets                                                        590,416

LIABILITIES:
   Dividends Payable                                                       965
   Accrued Operating Expenses and Other Liabilities                      1,836
                                                                      --------
   Total Liabilities                                                     2,801
                                                                      --------
NET ASSETS                                                            $587,615
                                                                      ========

Capital Shares Outstanding (Unlimited Number Authorized)                58,559

NET ASSET VALUE PER SHARE                                               $10.03
                                                                        ======

STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------

                                                                                     YEAR ENDED             PERIOD ENDED
                                                                                    DEC. 31, 1996           DEC. 31, 1995
                                                                                    -------------           -------------
                                                                                                               (NOTE 1)


OPERATIONS:
   Net Investment Income                                                              $ 25,696                  $  2,291
   Net Realized Gain                                                                     2,188                        --
   Change in Unrealized Appreciation/Depreciation                                        1,097                     1,259
                                                                                      --------                  --------
   Increase in Net Assets Resulting from Operations                                     28,981                     3,550

CAPITAL SHARE TRANSACTIONS                                                              85,351                   500,000

DISTRIBUTIONS:
   From Net Investment Income                                                          (25,696)                   (2,291)
   From Net Realized Gains                                                              (2,188)                       --
   In Excess of Net Realized Gains                                                         (92)                       --
                                                                                      --------                  --------
TOTAL INCREASE IN NET ASSETS                                                            86,356                   501,259

NET ASSETS:
   Beginning of Period                                                                 501,259                        --
                                                                                      --------                  --------
   End of Period                                                                      $587,615                  $501,259
                                                                                      ========                  ========

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1996

1.   ORGANIZATION
     The Strong Advantage Fund II commenced operations on November 30, 1995, and is a diversified series of the Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation-- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuation obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available, when held by the Fund, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no Federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (E) Options -- Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets and forward foreign currency exchange contracts and other similar instruments for purposes of hedging the Fund's investment portfolio involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   NET ASSETS

     Net assets as of December 31, 1996 were as follows:

     Capital Stock                                                     $585,351
     Undistributed Net Realized Loss                                        (92)
     Net Unrealized Appreciation                                          2,356
                                                                       --------
                                                                       $587,615
                                                                       ========
4.   CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Fund for the year ended December 31, 1996 and the period ended December 31, 1995 were as follows:
                                     1996                      1995
                              -------------------        ------------------
                                Shares   Dollars          Shares    Dollars
                              -------- ----------        -------   --------
     Shares Sold               137,197 $1,380,639         50,000   $500,000
     Dividends Reinvested          657      6,608             --        --
     Shares Redeemed          (129,295)(1,301,896)           --         --
                              -------- ----------        -------   --------
                                 8,559 $   85,351         50,000   $500,000
                              ======== ==========        =======   ========

5.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 0.60% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels.

     Unaffiliated directors' fees for the year ended December 31, 1996, excluding the effect of waivers and absorptions, were $1,500.

     The Advisor owns 44.8% of the outstanding shares of the Fund at December 31, 1996.

6.   INVESTMENT TRANSACTIONS
     Aggregate sales of long-term government securities for the year ended December 31, 1996 were $98,991. Aggregate purchases and sales of other long-term securities for the year ended December 31, 1996 were $543,759 and $253,272, respectively.

7.   INCOME TAX INFORMATION
     At December 31, 1996, the investment cost and gross unrealized appreciation and depreciation on investments for Federal income tax purposes were as follows:

     Aggregate Investment Cost                                         $581,512
                                                                       ========
     Aggregate Unrealized:
      Appreciation                                                     $  2,828
      Depreciation                                                         (472)
                                                                       --------
                                                                       $  2,356
                                                                       ========

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      12-31-96   12-31-95(b)
                                                      --------   --------
SELECTED PER-SHARE DATA(a)
NET ASSET VALUE, BEGINNING OF PERIOD                  $  10.03   $  10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                                  0.44       0.05
   Net Realized and Unrealized Gains  on Investments      0.04       0.03
                                                      --------   --------
Total from Investment Operations                          0.48       0.08
LESS DISTRIBUTIONS:
   From Net Investment Income                            (0.44)     (0.05)
   From Net Realized Gains                               (0.04)        --
                                                      --------   --------
Total Distributions                                      (0.48)     (0.05)
                                                      --------   --------
NET ASSET VALUE, END OF PERIOD                        $  10.03   $  10.03
                                                      ========   ========
TOTAL RETURN                                            +4.9%      +0.8%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)                 $588       $501
Ratio of Expenses to Average Net Assets                  2.0%       1.0%*
Ratio of Net Investment Income to Average Net Assets     4.3%       5.2%*
Portfolio Turnover Rate                                 72.2%       0.0%


 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Inception date is November 30, 1995. Total return and portfolio turnover rate are not annualized.





REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Strong Advantage Fund II

We have audited the accompanying statement of assets and liabilities of Strong Advantage Fund II (one of the portfolios constituting the Strong Variable Insurance Funds, Inc.), including the schedule of investments in securities, as of December 31, 1996, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 1996 and for the period from November 30, 1995 (inception) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strong Advantage Fund II as of December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 1996 and for the period from November 30, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
February 3, 1997